EXHIBIT 10.3.1


                               FIRST AMENDMENT TO
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                      RESTATED TECHNOLOGY LICENSE AGREEMENT
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     This  amendment  is entered  into as of  October  28,  1996.  It amends the
Restated Technology License Agreement (the "Agreement") which was entered into as of September 27, 1995 by and between Radius Inc. with its principal place of business at 215 Moffett Park Drive, Sunnyvale, California 94089 ("Radius"), and Augment Systems Inc., a Delaware corporation, with its principal place of business at 2 Robbins Road, Westford, MA 01886 ("Augment").

                                    RECITALS
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     A.  Radius  and  Augment  desire to amend the  Agreement  due to  Augment's inability to deliver at least one unit for Beta testing on or before September 30, 1996.

     B. Radius, as a shareholder of Augment, wishes to amend the Agreement to benefit Radius and the other Augment shareholders.

     NOW, THEREFORE, in consideration of mutual promises contained herein, the parties agree as follows:

Section 11.2(iv) of the Agreement is deleted and replaced with the following new
Section 11.2(iv):

"Radius may terminate this Agreement at any time following December 31, 1996 after giving thirty days' prior written notice, if Augment has not delivered at least one unit of product for beta testing."

     The Agreement is in all other respects ratified and affirmed.

     This Amendment may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed under seal by their duly authorized representatives.

RADIUS INC.                   AUGMENT SYSTEMS INC.

By:  CW Berger                By:  Lorrin Gale
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Name:   /s/ CW Berger         Name:   /s/ Lorrin Gale
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Title:  Chairman & CEO        Title:    President
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